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                                                                    EXHIBIT 32.0

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 31, 2006


/s/ Stephen E. Wessel
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Stephen E. Wessel
Chief Executive Officer


/s/ J. Andrew Bower
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J. Andrew Bower
Chief Financial Officer